Exhibit 10.2

FIRST AMENDMENT TO LETTER OF CREDIT
 AND REIMBURSEMENT AGREEMENT

THIS FIRST AMENDMENT TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) dated as of November 23, 2016 is between QUALCOMM River Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Company”), and Mizuho Bank, Ltd. (the “Bank”).

RECITALS

A.            The Company and the Bank are parties to the Letter of Credit and Reimbursement Agreement dated as of November 22, 2016 (the “Reimbursement Agreement”), pursuant to which the Bank has issued the Irrevocable Standby Letter of Credit Number 006238773 for the account of the Company and for the benefit of NXP Semiconductors N.V. in the face amount of $500,000,000 (the “Original Credit”).

B.            The Company has requested, and the Bank has agreed, that the Reimbursement Agreement be amended in order to increase the face amount of the Original Credit from $500,000,000 to $750,000,000.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Company and the Bank agree as follows:

Section 1.                 Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Reimbursement Agreement.

Section 2.                 Amendments to Reimbursement Agreement.

(a)            The definition of “Credit” in the second whereas clause of the Reimbursement Agreement is amended in its entirety to read as follows “a standby letter of credit in the initial face amount of $500,000,000 and in substantially the form attached hereto as Exhibit A, as amended and increased to a face amount of $750,000,000 pursuant to the amendment in the form attached hereto as Exhibit A-1”.

(b)            The attached Exhibit A-1 to this Amendment is hereby incorporated into the Reimbursement Agreement as Exhibit A-1.

Section 3.                 Amendment Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)            the Company shall have submitted to the Bank an application for the increase of the Credit to $750,000,000;

(b)            the Bank shall have received a duly executed copy of this Amendment;

(c)            the Bank shall have received an additional cash deposit made by the Company in the Pledged Account in an amount equal to $250,000,000, which additional amounts, together with the current amount of $500,000,000 on deposit in the Pledged Account,  shall constitute the Deposit;

(d)            the representations and warranties contained in Section 12 of the Reimbursement Agreement shall be true and correct on and as of the date of this Amendment as though made on and as of such date in all material respects (or, with respect to any representation or warranty qualified by reference to materiality or Material Adverse Effect, in all respects), and each reference to “the Agreement” in Section 12 of the Reimbursement Agreement, such be deemed to be a reference to the Reimbursement Agreement, as amended by this Amendment; and

(d)            the issuance of the amendment to the Credit shall not violate any law, rule or regulation applicable to or binding on the Bank or the Company.

Section 4.                  Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Reimbursement Agreement and the other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Company and the Bank.  The Company hereby reaffirms the first-priority (subject to any depositary bank liens on the Pledged Account) security interest in the Collateral (as defined below) as security for the Company’s obligations under the Reimbursement Agreement, as amended by this Amendment and agrees that this Amendment and the amendments and modifications herein contained shall in no manner affect or impair the obligations of the Company under the Reimbursement Agreement, as amended hereby, or the liens securing payment and performance thereof.

Section 5.                 Effect of Amendment.  On and after the date hereof, this Amendment shall constitute a “Credit Document” for all purposes of the Reimbursement Agreement and the other Credit Documents. On and after the date hereof, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Reimbursement Agreement or in any other Credit Agreement, shall, unless the context otherwise requires, mean the Reimbursement Agreement, as amended by this Amendment.

Section 6.                  Counterparts; Facsimile.

(a)            This Amendment may be signed in any number of counterparts.  Either a single counterpart or a set of counterparts when signed by all the parties hereto shall constitute a full and original agreement for all purposes.

(b)            Delivery by facsimile or other electronic transmission in accordance with Section 16 of the Reimbursement Agreement, of an executed signature page to this Agreement shall be as effective as delivery of a manually executed counterpart thereof.

Section 7.                  Other Provisions.  Sections 19 and 20 of the Reimbursement Agreement shall apply to this Amendment.

 [Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written by the undersigned thereunto authorized.

MIZUHO BANK, LTD.

By:	/s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

[Signature Page to First Amendment to Letter of Credit and Reimbursement Agreement]

QUALCOMM RIVER HOLDINGS B.V.

By:	/s/ Adam P. Schwenker
Name: Adam P. Schwenker
Title: Managing Director

[Signature Page to First Amendment to Letter of Credit and Reimbursement Agreement]